SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 8, 1999


                              FIRST M&F CORPORATION
                ------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



            MISSISSIPPI              No. 0-9424        No. 64-0636653
---------------------------------  ---------------   -------------------
(State or other jurisdiction of      (Commission        (IRS employer
 incorporation)                       File Number)      Identification No.)


       221 Washington Street
       Kosciusko, Mississippi                        39090
-----------------------------------------     -------------------
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:    (662) 289-5121


                                 Not applicable
                                 --------------
          (Registrant's former address of principal executive offices)

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Item 5.  Other Events.

       On July 8, 1999, First M&F Corporation ("First M&F") entered into an Agreement and Plan of Merger (the "Merger Agreement") among First M&F, Community Federal Bancorp, Inc. ("Community Federal"), Merchants & Farmers Bank, a wholly owned subsidiary of First M&F, and Community Federal Bank, a wholly owned subsidiary of Community Federal, for a merger of Community Federal with and into First M&F (the "Proposed Merger"). Upon consummation of the Proposed Merger, each outstanding share of common stock of Community Federal, except for shares held by persons exercising statutory appraisal rights, will be converted into
 .2855 shares of common stock of First M&F, and $8.8457 in cash. Pursuant to the merger agreement, the consideration is subject to adjustments under certain circumstances.

       In connection with the Merger Agreement, First M&F and Community Federal have also entered into a Stock Option Agreement, dated July 8, 1999. Pursuant to the Stock Option Agreement, Community Federal granted to First M&F an irrevocable offer to purchase, under certain circumstances, up to 19.9% of the outstanding shares of Community Federal common stock.

       This current report on Form 8-K contains certain forward looking statements, including statements concerning shareholder value and revenue options. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) expected cost savings from the Proposed Merger cannot be fully realized or realized within the expected time frame; (2) costs or difficulties related to the integration of the businesses are greater than expected; (3) revenues following the Proposed Merger are lower than expected;
(4) competitive pressure among depository institutions increases significantly;
(5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in Mississippi, are less favorable than expected; or (7) legislation or regulatory changes adversely affect the businesses in which the combined company would be engaged.

Item 7.  Financial Statements and Exhibits

       (c) Exhibits.

       2.1 Agreement and Plan of Merger dated as of July 8, 1999, among First M&F Corporation, Community Federal Bancorp, Inc., Merchants & Farmers Bank, and Community Federal Bank.

       10.1 Stock Option Agreement dated as of July 8, 1999 between First M&F Corporation and Community Federal Bancorp, Inc.

       99.1    Press Release dated July 8, 1999, announcing the Proposed Merger.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated July 14, 1999

                                             FIRST M&F CORPORATION


                                        By:/s/ Robert C. Thompson, III
                                           ----------------------------------
                                        Name:  Robert C. Thompson, III
                                        Title: Treasurer

                                  Exhibit Index

2.1 Agreement and Plan of Merger dated as of July 8, 1999, among First M&F Corporation, Community Federal Bancorp, Inc., Merchants & Farmers Bank, and Community Federal Bank.

10.1 Stock Option Agreement dated as of July 8, 1999 between First M&F Corporation and Community Federal Bancorp, Inc.

99.1   Press Release dated July 8, 1999, announcing the Proposed Merger.